WESCORP
ENERGY INC.

Smart solutions for optimizing oil and gas operations

Safe Harbor Statement

This presentation may contain certain forward-looking statements within the meaning of the United States Securities Acts of 1933 and 1934 as amended regarding the investments and operations of Wescorp Energy, Inc. While these statements represent our current judgment on matters presented, they are subject to certain risks and uncertainties that could cause actual results to differ materially from those presented herein. In addition to the factors that will be discussed to some extent within this presentation, important factors relating to our acquisition strategies, revenues, product development, business and operations are described in our filings with the Securities Exchange Commission, available on the SEC website, our corporate website or directly from the Company.

All figures referred to throughout this presentation are in US Dollars unless stated otherwise.

WESCORP
ENERGY INC.

WESCORP
ENERGY INC.

An operations solutions provider serving the oil and gas industry

Company profile

Commenced Operations:	2003
Incorporation:	Delaware
Headquarters:	Calgary/Houston
Key Personnel	
Industry Experience:	25+ years each
Listed: OTCBB:	WSCE
Shares outstanding:	50+ million shares
Market capitalization:	Approx. 27 million
Management shareholding:	13%

WESCORP
ENERGY INC.

Wescorp leaders have 25+ years of oil and gas industry experience.

- Oil and gas industry knowledge and real-world experience
- Technology and engineering expertise
- Environmental risk management
- Corporate and financial governance
- Liability and insurance management
- Process and knowledge management

WESCORP ENERGY INC.

Wescorp leadership team

Steve Cowper, Chairman

Doug Biles, President, CEO

Terry Mereniuk, CFO

Scott Shemwell, COO

WESCORP
ENERGY INC.

WESCORP
ENERGY INC.

We bring to market innovative and effective solutions that help oil and gas companies overcome tough operations challenges.


WESCORP
ENERGY INC.
To Remain Profitable, Costs Must be Reduced Faster than Production Declines
Operating Cost
Current Profit
Production Decline Curve
Current Costs
Loss
Profit
Reduced Costs
Time
Source: Strategic Decision Scie


WESCORP
ENERGY INC.
Maximizing Operations Performance
(Doing More with Less)
Complexity
Navigation Value:
• Reducing the Apparent Complexity
• Increasing Apparent Resource Level
Level
Value
Propositio
Available
Resources
Field Activity
Changing the Game!

WESCORP ENERGY INC.

Wescorp's goal is to create shareholder value by searching out, developing, commercializing and implementing solutions that overcome oil and gas operations challenges.

WESCORP ENERGY INC.

Our Approach:

- Identify tough field challenges, and develop and deploy viable solutions
- Manage solutions using proprietary NAVIGATOR process management solution

WESCORP
ENERGY INC.

NAVIGATOR Process Management Solution

NAVIGATOR manages the interactions of people, processes and equipment.

NAVIGATOR delivers a collaborative solution for managing the complexities of oilfield operations.



Site and Topo Map
Google Map
Production Data
Process schedule management
Ownership Data
Documents, Drawings, & Photos
Equipment Info
PVT Metering

WESCORP
ENERGY INC.


WESCORP
ENERGY INC.
NAVIGATOR Process Management Solution
Metering & Measure
Unconv Oil & Gas
Environ-mental
Field Intel. Mgt
Future Solutions

Wescorp seeks to optimize field performance in critical operations areas.

WESCORP ENERGY INC.

FLOWSTAR
A WESCORP ENERGY INC. COMPANY

Flowstar's innovative Digital Chart Recorder and integrated gas turbine flow meter systems offer high accuracy measurement of gases.



WESCORP
ENERGY INC.
NAVIGATOR Process Management Solution
Metering & Measure
Unconv Oil & Gas
Environ-mental
Field Intel Mgt
Future Solutions

40 of Canada's top 50 oil and gas producers have Flowstar DCR installations.


Alberta's oil sands areas
ATHABASCA
PEACE RIVER
WABISKAW-MCMURRAY DEPOSIT
Fort McMurray
CANADA
CLEARWATER DEPOSIT
COLD LAKE



This year Wescorp engaged US service providers to establish support for expanding DCR sales to targeted states.

Significant US gas shale basins


Bakken
Gammon
Niobrara
Green River
New Albany
Excello/Mulky
Antrim
Appalachian/ Ohio
Monterey
McClure
Cane Creek
Lewis and Mancos
Palo Duro
Barnett and Woodford
Barnett
Arkoma
Caney and Woodford
Fayetteville
Floyd and Conasauga

Wescorp is targeting the upgrading of heavy oil as a second area of commercialization.


WESCORP
ENERGY INC.
NAVIGATOR Process Management Solution
Metering & Measure
Unconv Oil & Gas
Environ-mental
Field Intel Mgt
Future Solutions

WESCORP ENERGY INC.

ELLYCRACK A/S

We are commercializing a new, patented heavy oil "upgrading" process through a joint venture with Ellycrack A/S.



Testing and automation of the Ellycrack VISCOSITER technology begins at a major Canadian R&D organization in 3Q2007.

Wescorp intends to develop proprietary technology to provide comprehensive fluids remediation.


WESCORP ENERGY INC.
NAVIGATOR Process Management Solution
Metering & Measure
Unconv Oil & Gas
Environ-mental
Field Intel Mgt
Future Solutions

Wescorp is a company on the move

- Continued hiring, training and retaining of key management and executive personnel
- Powerful and proprietary NAVIGATOR process management solution
- Aggressive commercialization programs focused on generating cash flow and earnings

WESCORP
ENERGY INC.

Wescorp Energy will be an excellent addition to your investment portfolio.

OTC BB: WSCE www.wescorpenergy.com


WESCORP
ENERGY INC.
NAVIGATOR Process Management Solution
Metering & Measure
Unconv Oil & Gas
Environ-mental
Field Intel. Mgt
Future Solutions